SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           SCHEDULE 14A


         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
     PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                    FIRST KEYSTONE CORPORATION
      _____________________________________________________
      (Exact name of registrant as specified in its Charter)


      _____________________________________________________
        (Name of Person(s) Filing Proxy Statement if other
                         than Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applied:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rul 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       FIRST KEYSTONE CORPORATION
_________________________________________________________________
                                            111 West Front Street
                                     Berwick, Pennsylvania  18603





                          March 28, 2006





Dear Fellow Shareholders of First Keystone Corporation:

     It is my pleasure to invite you to attend the 2006 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 18, 2006, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting.
The formal business schedule includes:

 *    The election of 4 Class A Directors; and
 *    The ratification of the selection of J. H. Williams & Co.,
      LLP, as the independent
      auditors for the corporation for the fiscal year ending
      December 31, 2006.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                          Sincerely,



                          /s/ J. Gerald Bazewicz
                          J. Gerald Bazewicz
                          President

               [THIS PAGE INTENTIONALLY LEFT BLANK]

                    FIRST KEYSTONE CORPORATION

             ________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON April 18, 2006
             ________________________________________


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, April 18, 2006, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603, for the following purposes:

     1. To elect 4 Class A Directors to serve for a three year term and until their successors are properly elected and qualified;

     2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the fiscal year ending December 31, 2006; and

     3. To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the by-laws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 7, 2006, and only those shareholders may vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2005, is mailed with this Notice. Additional copies of the corporation's Annual Report for the 2005 fiscal year may be obtained, at no cost, by contacting J. Gerald Bazewicz, President, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, we ask you to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                By Order of the Board of Directors,



                /s/ J. Gerald Bazewicz
                J. Gerald Bazewicz, President



Berwick, Pennsylvania
March 28, 2006

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 18, 2006

                        Table of Contents
                        _________________

                                                              Page
                                                              ____

General Information                                        3
   Introduction, Date, Time and Place of
      Annual Meeting                                       3
   Solicitation and Voting of Proxies                      3
   Revocability of Proxy                                   4
   Voting Securities, Record Date and Quorum               4
   Vote Required for Approval of Proposals                 4

Governance of the Company                                  5
   Committees of the Board of Directors                    5
   Committees of the Bank                                  5
   Board Meetings and Attendance                           7
   Shareholder Communications                              7
   Shareholder Proposals and Nominations                   7
   Employee Code of Ethics                                 7

Proposal No. 1: Election of Directors                      8
   Information as to Nominees and Directors                8

Share Ownership                                            10
   Principal Owners                                        10
   Beneficial Ownership by Officers,
      Directors and Nominees                               10

Report of the Audit Committee                              12
   Compensation of Directors                               14
   Executive Compensation                                  14

Summary Compensation Table                                 15

Board Compensation Committee Report on
   Executive Compensation                                  19

Performance Graph                                          22

Principal Officers of the Bank
   and the Corporation                                     23

Legal Proceedings                                          23

Proposal No. 2: Ratification of Independent
   Auditors                                                24

Section 16(A) Beneficial Ownership
   Reporting Compliance                                    24

Annual Report                                              24

Other Matters                                              25

Electronic Access to Proxy Materials
   and Financial Statements                                25

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 18, 2006


                             GENERAL


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING
____________________________________________________

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, furnishes this Proxy Statement in connection with the solicitation, by its Board of Directors, of proxies to be voted at the Annual Meeting of Shareholders and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, April 18, 2006, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is the sole, wholly owned subsidiary of the corporation. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

SOLICITATION AND VOTING OF PROXIES
__________________________________

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March
28, 2006.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

 * FOR the election of the nominees for Class A Director named below, and
 *    FOR the ratification of the selection of J. H.
      Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2006.

     The execution and return of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners and will reimburse them for their reasonable forwarding expenses.


                          Proxy Statement               Page 3

REVOCABILITY OF PROXY
_____________________

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

 *    By giving written notice of revocation to John L.
      Coates, Secretary of First Keystone Corporation, at 111 West Front Street, Berwick, Pennsylvania,
      18603;
 * By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or
 * By attending the Annual Meeting and voting in person, after giving written notice to the Secretary of the corporation, in person or at the above address.

VOTING SECURITIES, RECORD DATE AND QUORUM
_________________________________________

     At the close of business on March 7, 2006, the corporation had 4,386,999 shares of common stock outstanding, par value $2.00 per share. Our common stock is the corporation's only issued and outstanding class of stock. The corporation also had 152,574 shares held in treasury, as issued but not outstanding shares on that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock and up to 500,000 shares of preferred stock. As of March 7, 2006, no shares of preferred stock were issued or outstanding.

     Only shareholders of record as of the close of business on March 7, 2006, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors.
On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock held on the record date.

     Pennsylvania law and the bylaws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter.
The corporation will not count broker non votes in determining the presence of a quorum for a particular matter. A broker non vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS
_______________________________________

     Assuming the presence of a quorum, the 4 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non votes are not votes cast and, therefore, do not count either for or against ratification. Abstentions and broker non votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.



Page 4                    First Keystone Corporation

                    GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices.

     The corporation's Board of Directors oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them with reports and other materials. The directors of the corporation also serve as the directors of the corporation's wholly owned bank subsidiary, The First National Bank of Berwick, upon election by the corporation.


               COMMITTEES OF THE BOARD OF DIRECTORS

     The corporation's board of directors has, at present, an audit committee.

     AUDIT COMMITTEE. Members of the Audit Committee, during 2005, were Dudley P. Cooley, Chairman, Don E. Bower, John L. Coates, and Jerome F. Fabian, each of whom the Board of Directors has determined satisfies the independence and audit committee qualification standards as defined by the Securities and Exchange Commission (the "SEC") and NASDAQ. The Audit Committee met 4 times during 2005. The principal duties of the Audit Committee, as set forth in its charter, is available on our website at www.firstkeystonecorporation.com, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually, to the Board of Directors the engagement of an independent certified public accountant.

     The Board of Directors has determined that Dudley P. Cooley is an "audit committee financial expert" and "independent" as defined under applicable SEC and NASDAQ rules. The Board deems Mr. Cooley a "financial expert" as he possess the following attributes:

 *    An understanding of financial statements;
 * Proficiency in assessing the general utilization of such principles in connection with accounting for estimates, accruals and reserves;
 * Lengthy experience preparing, auditing, analyzing and evaluating financial statements;
 * Understanding of internal controls and procedures for financial reporting; and
 *    Understanding of audit committee functions.


                      COMMITTEES OF THE BANK

     During 2005, the bank's board of directors maintained standing committees: trust, asset liability management, marketing, loan administration, human resources, building and executive. The composition of these committees is described below:



                          Proxy Statement               Page 5


                                                     Asset/
                                                  Liability
Name                                  Trust        Management   Marketing
____                                  _____        __________     ________
John E. Arndt                         X                           X
J. Gerald Bazewicz                    X            X              X
Budd L. Beyer                         X            X
Don E. Bower                                                      X
Robert E. Bull                                     X              X
John L. Coates                                     X
Dudley P. Cooley                                   X
Frederick E. Crispin, Jr.             X            X*
Jerome F. Fabian                                                  X*
Robert J. Wise                        X*                          X

Number of Meetings
Held in 2005                          12           4              4



                                       Loan                        Human
Name                               Administration                Resources
____                              _____________                  ________
John E. Arndt                                                     X*
J. Gerald Bazewicz                    X                           X
Budd L. Beyer                                                     X
Don E. Bower                          X                           X
Robert E. Bull                                                    X
John L. Coates                        X*
Dudley P. Cooley                      X
Frederick E. Crispin, Jr.
Jerome F. Fabian                      X                           X
Robert J. Wise                        X                           X

Number of Meetings
Held in 2005                          4                           1



Name                                Executive        Planning     Building
____                                _________        ________     ________
John E. Arndt
J. Gerald Bazewicz                    X             X             X
Budd L. Beyer                         X
Don E. Bower                                        X             X
Robert E. Bull                        X*                          X
John L. Coates                        X             X             X
Dudley P. Cooley                                    X*
Frederick E. Crispin, Jr.             X
Jerome F. Fabian                                    X             X
Robert J. Wise                        X             X             X*

Number of Meetings
Held in 2005                          0             3             0

*Denotes Chairman of Respective Committee



     TRUST COMMITTEE - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.

     ASSET/LIABILITY COMMITTEE - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.

     MARKETING COMMITTEE - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     LOAN ADMINISTRATION COMMITTEE - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     HUMAN RESOURCES COMMITTEE - This committee helps ensure that a sound human resources management system is developed and maintained. This committee acts as the Compensation Committee for the corporation and determines compensation for non executive officers and employees. The entire Board of Directors also acts as the Compensation Committee for the corporation and determines compensation for the executive officers.

     EXECUTIVE COMMITTEE - This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular Board of Directors meetings.

     PLANNING COMMITTEE - This committee makes recommendations to the Board relating to the future growth, capital development and corporate structure of the bank.

     BUILDING COMMITTEE - This committee makes recommendations to the Board relating to the bank's physical assets, including both current and proposed physical assets.



Page 6                    First Keystone Corporation

BOARD MEETINGS AND ATTENDANCE
_____________________________

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 2005, the bank's Board of Directors held 25 meetings, and the corporation's Board of Directors held 9 meetings. There were a total of 32 meetings of the various committees of the Board of Directors in 2005. Each of the Directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Board of Directors and the committees of which he is a member.

SHAREHOLDER COMMUNICATIONS
__________________________

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.

SHAREHOLDER PROPOSALS AND NOMINATIONS
_____________________________________

     If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2007 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 111 West Front Street, Berwick, Pennsylvania 18603, no later than November 18, 2006. Any proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. If a shareholder proposal is submitted to the company after November 18, 2006, it is considered untimely; and, although the proposal may be considered at the annual meeting, the company is not obligated to include it in the 2007 Proxy Statement.

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with
Section 10.1 of the corporation's bylaws. Any shareholder who intends to recommend nomination of any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in Section 10.1 of the bylaws. You may obtain a copy of the corporation's bylaws by writing to John L. Coates, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.

EMPLOYEE CODE OF ETHICS
_______________________

     Since 1983, we have had a code of conduct. In 2003, as required by law and regulation, we amended our code of conduct.
Our employee code of ethics is applicable to our directors, officers and employees.

     The code of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code of ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www.firstkeystonecorporation.com, which was filed with the SEC as an exhibit to our December 31, 2003, Annual Report on Form 10K.



                          Proxy Statement               Page 7

          PROPOSAL NO. 1: ELECTION OF CLASS A DIRECTORS

     The corporation's bylaws provide that its Board of Directors will manage the corporation's business. Sections 10.2 and 10.3 of the Bylaws provide that the number of directors on the Board will not be less than 7 nor more than 25 and that the Board of Directors will be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 years old may serve as director with the exception of Messrs. Beyer, Bull, Crispin, and Wise. Section 11.1 of the bylaws require that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the bylaws provide for a classified Board of Directors with staggered three year terms of office.
Accordingly, at the 2006 Annual Meeting of Shareholders, 4 Class A Directors will be elected to serve for a three year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class A Directors to serve as Class A Directors for the next three year term of office. The nominees for reelection this year are as follows:

       *  Budd L. Beyer, director since 1983;
       *  Frederick E. Crispin, Jr., director since 1983;
       *  Jerome F. Fabian, director since 1998; and
       *  Robert J. Wise, director since 1983

     Each nominee has consented to serve a three year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 4 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee named by the Board of Directors of the corporation. A majority of the directors of the corporation, in office, may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director will serve until the expiration of the term of the class of directors to which he or she was appointed.

     The corporation's Articles of Incorporation provide that cumulative voting rights will not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.

INFORMATION AS TO DIRECTORS AND NOMINEES
________________________________________

     The following selected biographical information about the directors and nominees for director is accurate as of March 7, 2006, and includes each person's business experience for at least the past 5 years.



Page 8                    First Keystone Corporation

       CURRENT CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2006
 AND NOMINEES FOR CLASS A DIRECTOR WHOSE TERM WILL EXPIRE IN 2009

Budd L. Beyer                Mr. Beyer (age 78), is the former
                             President and a principal
                             shareholder of Sunshine Textile
                             Services, Inc., located in
                             Bloomsburg, Pennsylvania.  Mr.
                             Beyer has served as a director of
                             the corporation since 1983 and of
                             the bank since 1976.

Frederick E. Crispin, Jr.    Mr. Crispin (age 74) is a retired
                             business and financial consultant.
                             He has served as a director of the
                             corporation since 1983 and of the
                             bank since 1964.

Jerome F. Fabian             Mr. Fabian (age 63) is the
                             President and owner of Tile
                             Distributors of America, Inc.,
                             located in Wilkes Barre,
                             Pennsylvania.  He has served as a
                             director of the corporation and the
                             bank since 1998.

Robert J. Wise               Mr. Wise (age 76), now retired, has
                             served as a director of the
                             corporation since 1983 and of the
                             bank since 1967.  Mr. Wise is also
                             the Vice Chairman of the Board of
                             the corporation and the bank, a
                             position he has held since 1996.


           CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2007

John E. Arndt                Mr. Arndt (age 44) is an insurance
                             broker and the owner of Arndt
                             Insurance Agency in Berwick,
                             Pennsylvania.  He has served as a
                             director of the corporation and the
                             bank since 1995.

J. Gerald Bazewicz           Mr. Bazewicz (age 57) serves as the
                             President and Chief Executive
                             Officer of the corporation and the
                             bank, a position he has held since
                             1987.  He has served as a director
                             of the corporation and the bank
                             since 1986.

Robert E. Bull               Mr. Bull (age 83), now retired,
                             practiced as an attorney at the law
                             firm Bull, Bull & Knecht, LLP, of
                             which he remains a partner.  He has
                             been the Chairman of the Board of
                             the corporation since 1983 and of
                             the bank since 1981.  He has served
                             as a director of the corporation
                             since 1983 and of the bank since
                             1956.


           CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2008

Don E. Bower                 Mr. Bower (age 57) is the President
                             and owner of Don E. Bower, Inc., an
                             excavation contracting corporation
                             located in Berwick, Pennsylvania.
                             He has been a director of the
                             corporation and the bank since
                             2001.

John L. Coates               Mr. Coates (age 69) is the
                             President and owner of Tri County
                             Hardware, Inc.  He has served as
                             the Secretary of the corporation
                             and the bank since 1995, and as a
                             director of the corporation and the
                             bank since 1987.

Dudley P. Cooley             Mr. Cooley (age 67), is a financial
                             consultant and the former
                             controller for Wise Foods, a
                             division of Borden, Inc.  He has
                             been a director of the corporation
                             and the bank since 1987.



                          Proxy Statement               Page 9

                         SHARE OWNERSHIP

PRINCIPAL OWNERS
________________

     The following table sets forth, as of March 7, 2006, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.

________________________________________________________________________
                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
________________________________________________________________________
Berbank                          530,782 <F2>                12.10%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                   226,950 <F3>                5.17%
323 West Fourth Street
Nescopeck, PA  18635
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 7, 2006. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 433,674 shares and as fiduciary with shared voting and dispositive power over 97,108 shares. Total does not include 77,939 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 143,592 shares held individually by Mr. Bull, 3,672 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 79,686 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.



BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES
________________________________________________________

     The following table sets forth, as of March 7, 2006, the amount and percentage of the outstanding common stock beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.



Page 10                   First Keystone Corporation


                                             Number of
        Name                               Shares Owned           Percentage
                                             <F1> <F2>             <F3>
        ____                               _____________           _______
Nominee for Class A Directors
(to serve until 2009)
And Class A Director
____________________
Budd L. Beyer                             61,317                 1.40%
Frederick E. Crispin, Jr.                177,828 <F4>            4.05%
Jerome F. Fabian                          30,025 <F5>            --
Robert J. Wise                           208,191 <F6>            4.75%

Class B Director
(to serve until 2007)
_____________________
John E. Arndt                              7,797 <F7>            --
J. Gerald Bazewicz                        41,380 <F8>            --
Robert E. Bull                           226,950 <F9>            5.17%

Class C Director
(to serve until 2008)
_____________________
Don E. Bower                              31,014                 --
John L. Coates                            13,676 <F10>           --
Dudley P. Cooley                           6,760                 --


Other Named Executive Officer
_____________________________
David R. Saracino                         14,964 <F11>           --
Leslie W. Bodle
   (retired as of 12/31/05)               12,458 <F12>           --
Matthew P. Prosseda                          650 <F13>           --


All Directors and Executive
Officers as a Group
   (13 Persons in Total)                 833,010                 18.99%
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 7, 2006. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 25,155 shares held individually by Mr. Crispin, 12,577 shares held individually by his spouse and 140,096 shares held by the Frederick
E. Crispin Sr. Trust of which Mr. Crispin is the trustee and has sole voting authority.

<F5>
Includes 4,094 shares held individually by Mr. Fabian, 14,079 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, and 11,852 shares held jointly with his spouse.

<F6>
Includes 75,000 shares held individually by Mr. Wise, 58,191 shares held jointly with his spouse, and 75,000 shares held individually by his spouse.



                              Proxy Statement               Page 11




<F7>
Includes 6,745 shares held individually by Mr. Arndt, and 1,052 shares held individually by his spouse.

<F8>
Includes 19,926 shares held individually by Mr. Bazewicz, 6,099 shares held in his bank 401K plan, 4,846 shares held jointly with his spouse, 1,113 shares held individually by his spouse, 146 shares held by his child, and 9,250 shares which may be purchased upon the exercise of stock options.

<F9>
Includes 143,592 shares held individually by Mr. Bull, 3,672 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 79,686 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.

<F10>
Includes 9,364 shares held individually by Mr. Coates and 4,312 shares held jointly with his spouse.

<F11>
Includes 4,634 shares held individually by Mr. Saracino, 3,680 shares held in his bank 401K plan, and 6,650 shares which may be purchased upon the exercise of stock options.

<F12>
Includes 5,600 shares held individually by Mr. Bodle, 334 shares held jointly with his spouse, 159 shares held jointly with his child, 2,715 shares held in his bank 401K plan, and 3,650 shares which may be purchased upon the exercise of stock options.

<F13>
Includes 150 shares held individually by Mr. Prosseda and 500 shares which may be purchased upon the exercise of stock options.



                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation including the matters in written disclosures required by the Independence Standards Board and considered the compatibility of non audit services with the auditors' independence.

     The committee discussed the overall scope and plans for their audits with the corporation's internal and independent auditors. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The corporation believes that it has established appropriate policies and procedures to comply with requirements of the Sarbanes-Oxley Act of 2002. The committee held 4 meetings during fiscal year 2005 in addition to reviewing the quarterly results with the financial auditors prior to press release.



Page 12                       First Keystone Corporation

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2006.

     With respect to the corporation's outside auditors, the committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the Committee by the outside auditors and the letter from the outside auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees).

     Aggregate fees billed to the corporation and the bank by J.
H. Williams & Co., LLP for services rendered during the year ended December 31, 2005 were as follows:


                                                                    Year Ended December 31,
                                     2005                  2004
                                     ____                  ____
Audit fees <F1>                          $79,000             $78,100
Tax fees <F2>                              6,000               5,900
All other fees <F3>                            0                   0
                                         _______             _______
   Total                                 $85,000             $84,000
                                         =======             =======
_________________

<F1>
Audit Fees include fees billed for profession services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in First Keystone Corporation's Forms 10Q or services that are normally provided by
J. H. Williams & Co., LLP in connection with statutory and regulatory filings or engagements.

<F2>
Tax Fees include fees billed for professional services rendered by J. H. Williams & Co., LLP for tax compliance, tax advice, tax planning. These services include preparation of Federal and State Annual Tax Returns for the Corporation.

<F3>
All Other Fees include fees billed for products and services provided by J. H. Williams & Co., LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees.



AUDIT COMMITTEE PRE APPROVAL OF AUDIT AND PERMISSIBLE NON AUDIT
SERVICES OF INDEPENDENT AUDITOR
_______________________________________________________________

     The Audit Committee pre-approves all audit and permissible non audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre approval of services provided by the independent auditors. Under the policy, pre approval is generally provided for up to one year and any pre approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide a detailed engagement letter.



                          Proxy Statement               Page 13

     The committee is comprised of 4 directors, all of whom are considered "independent" as defined by the NASDAQ listing standards. The Board of Directors has determined that no member of the committee has a relationship with the corporation that should interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the committee.


                  MEMBERS OF THE AUDIT COMMITTEE
                  ______________________________

                Dudley P. Cooley, Chairman
                Don E. Bower
                John L. Coates
                Jerome F. Fabian


COMPENSATION OF DIRECTORS
_________________________

     During 2005, each member of the corporation's Board of Directors received $600 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $600 for each directors' meeting attended. Nonemployee directors received a $5,000 retainer and $300 for each committee meeting attended. In addition, Chairman Bull received an annual stipend of $1,000, and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750. In the aggregate, the Board of Directors received $243,400 for all Board of Directors' meetings and committee meetings attended in 2005, including all fees, and stipends paid to all directors in 2005.

EXECUTIVE COMPENSATION
______________________

     The table below shows information concerning the annual and long term compensation for services rendered in all capacities to the corporation and the bank for the fiscal years ended
December 31, 2005, 2004, and 2003 of those persons who were:

 *    the Chief Executive Officer during 2005, and
 * the other 4 most highly compensated executive officers of the corporation and the bank at December 31, 2005, whose total annual salary and bonus exceeded $100,000 during 2005.



Page 14                   First Keystone Corporation


                        SUMMARY COMPENSATION TABLE

                                                Annual Compensation
                                                ___________________

        (a)                              (b)         (c)            (d)      (e)
                                                                             Other
                                                                            Annual
     Name and                                                    Compen-
     Principal                         Salary      Bonus          sation
     Position                Year       ($)         ($)            ($)
     _________               _____     ______      _____           _____
J. Gerald Bazewicz        2005      179,775         0 <F1>     15,600 <F5>
President and CEO         2004      165,500     9,575 <F1>     12,500 <F5>
of the corporation        2003      158,300    35,215 <F1>     14,000 <F5>
and the bank

David R. Saracino         2005      116,350         0 <F2>     0
Treasurer and             2004      107,000     6,325 <F2>     0
Assistant Secretary       2003      102,500    25,600 <F2>     0
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle           2005      108,000         0 <F3>     0
Vice President            2004      99,500      5,463 <F3>     0
and Trust Officer         2003      96,000     15,038 <F3>     0
of the bank

Matthew P. Prosseda       2005      110,385    34,157 <F4>     0
Executive Vice
President of the bank


                                 Long-Term Compensation
                                 ______________________
                                    Awards                          Payouts

                               (f)          (g)        (h)           (i)
                                                       Long
                                                       Term         All
    Name and                Restricted               Incentive      Other
    Principal                 Stock       Options/    Plan         Compen-
    Position                 Award(s)      SARs      Payouts       sation
                               ($)          (#)        ($)           ($)
     _______                  ____        ______       _____        _____     ___
J. Gerald Bazewicz          0        1,000 <F6>      0        73,380 <F7>
President and CEO           0            0 <F6>      0        80,749 <F7>
of the corporation          0        2,000 <F6>      0        65,704 <F7>
and the bank

David R. Saracino           0          500 <F6>      0        80,481 <F8>
Treasurer and               0            0 <F6>      0        67,469 <F8>
Assistant Secretary         0        1,000 <F6>      0        37,137 <F8>
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle             0            0 <F6>      0        68,374 <F9>
Vice President              0            0 <F6>      0        64,644 <F9>
and Trust Officer           0        1,000 <F6>      0        36,059 <F9>
of the bank

Matthew P. Prosseda         0          500 <F6>      0        ----
Executive Vice
President of the bank
____________________

<F1>
Amounts shown for Mr. Bazewicz include a Management Incentive Bonus of $26,000 for 2003, 5% cash bonus award of $9,575 in 2004 and $9,215 in
2003.

<F2>
Amounts shown for Mr. Saracino include a Management Incentive Bonus of $19,500 in 2003, 5% cash bonus award of $6,325 in 2004 and $6,100 in 2003.

<F3>
Amounts shown for Mr. Bodle include a Management Incentive Bonus of $9,750 in 2003, 5% cash bonus award of $5,463 in 2004 and $5,288 in 2003.

<F4>
Amounts shown for Mr. Prosseda include salary received from February 28, 2005, when he started employment at the bank until year-end. The $34,157 is reimbursement for moving expenses.

<F5>
Amounts shown for Mr. Bazewicz consist of fees paid for attendance at Board of Directors meetings.

<F6>
All amounts listed indicate options granted pursuant to First Keystone Corporation's 1998 Stock Incentive Plan.



                              Proxy Statement               Page 15




<F7>
Amounts shown for Mr. Bazewicz include contributions to the bank's 401(k) Plan of $20,674 for 2005, $22,118 for 2004, and $27,092 for 2003, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $52,706 in 2005, $58,631 in 2004, and $38,612 in 2003.

<F8>
Amounts shown for Mr. Saracino include contributions to the bank's 401(k) Plan of $13,380 in 2005, $14,611 in 2004, and $17,934 for 2003, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $67,101 in 2005, $52,858 in 2004, and $19,203 in 2003.

<F9>
Amounts shown for Mr. Bodle include contributions to the bank's 401(k) Plan of $12,420 in 2005, $12,618 for 2004 and $15,545 for 2003, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $55,954 in 2005, $52,026 in 2004 and $20,514 in 2003.




STOCK OPTION GRANTS IN FISCAL YEAR 2005
_______________________________________

     The corporation granted stock options to executive officers and other employees during fiscal year ended December 31, 2005. All options were granted under the First Keystone Corporation 1998 Stock Incentive Plan. The table shows information about these grants to the named officers:

                                                        Individual Grants
                                                         ________________
      (a)                               (b)                   (c)
                                      Number of             % of Total
                                        shares                Options
                                      underlying           Granted to
                                       Options               Employees
                                      Granted in             in Fiscal
     Name                          Fiscal Year <F1>            Year
     ____                          _______________             ___
J. Gerald Bazewicz                         1,000                25.0%

David R. Saracino                            500                12.5%

Matthew P. Prosseda                          500                12.5%


                                  Individual Grants
                                   ________________
      (a)                               (d)                   (e)
                                       Exercise
                                       or Base
                                       Price               Expiration
     Name                               ($/Sh)                Date
     ____                              _____                  ____
J. Gerald Bazewicz                        22.00              9/27/15

David R. Saracino                         22.00              9/27/15

Matthew P. Prosseda                       22.00              9/27/15



      (a)                                 (f)                (g)
                                             Potential Realizable
                                              Value at Assumed
                                               Annual Rates of
                                              Stock Appreciation
                                               for Option Term
     Name                                 5% ($)             10% ($)
     ____                                 ______            ______
J. Gerald Bazewicz                          13,840             35,060

David R. Saracino                            6,920             17,530

Matthew P. Prosseda                          6,920             17,530
___________________

<F1>
The options were granted under the First Keystone Corporation's 1998 Stock Incentive Plan on September 27, 2005, and are exercisable on and after March 27, 2006.



AGGREGATED OPTION EXERCISES IN 2005 AND 2005 YEAR-END OPTION
VALUES
____________________________________________________________

     The following table shows information about all exercises of stock options by the named officer under the 1998 Stock Incentive Plan. The options and information shown on the table have been adjusted to reflect a 3 for 2 stock split in the form of a 50% stock dividend paid May 11, 2004.



Page 16                   First Keystone Corporation


                                    Shares
                                   Acquired
                                      on                Value
     Name                          Exercise           Realized
     ____                          _______             _______
J. Gerald Bazewicz              1,500              6,630

David R. Saracino               0                  0

Leslie W. Bodle                 0                  0

Matthew P. Prosseda             0                  0



                                  Number of
                                   Securities           Value of
                                   Underlying         Unexercised
                                 Unexercised          In the Money
                                   Options at           Options at
                                  December 31,        December 31,
                                  2005 <F1>            2005 <F2>
                                  Exercisable/        Exercisable/
     Name                       Unexercisable        Unexercisable
     ____                       _____________        _____________
J. Gerald Bazewicz           9,300/1,000         $11,277/$0

David R. Saracino            6,150/500           $12,268/$0

Leslie W. Bodle              3,650/0             $2,058/$0

Matthew P. Prosseda          0/500               $0/$0
_________________

<F1>
All options granted through December 31, 2005, are reported.

<F2>
Represents the difference between $20.25 (the last sale price of the common stock on December 31, 2005), and the exercise price per share of options multiplied by the number of exercisable and unexercisable options held, respectively.



EQUITY COMPENSATION PLAN INFORMATION
____________________________________

     The following table provides information about our shares of common stock that may be issued under our existing equity compensation plans as of December 31, 2005.

                                                           Number of
                                                         Securities to
                                                           Be Issued
                                                         Upon Exercise
                                                        of Outstanding
                                                            Options
                                                            (A) (#)
                                                        ______________


Equity Compensation Plans
Approved by Stockholders                              60,619 <F1>



                                                              Number of
                                                             Securities
                                                              Remaining
                                                              Available
                                                             For Future
                                                              Issuance
                                           Weighted          Under Equity
                                          Average          Compensation
                                           Exercise       Plans Excluding
                                           Price Of           Securities
                                        Outstanding          Reflected In
                                          Options             Column (A)
                                          (B) ($)             (C) (#)
                                           ______           ___________
Equity Compensation Plans
Approved by Stockholders               $18.12              76,766
___________________

<F1>
Includes shares issued under the corporation's 1998 Stock Incentive
Plan.



     The shares authorized and awarded under this plan have been adjusted to reflect a 3 for 2 split in the form of a 50% stock dividend paid by the corporation on May 11, 2004. The corporation has no plans, contracts or arrangements under which the corporation's common stock may be issued to employees or non employees that have not been approved by shareholders.



                          Proxy Statement               Page 17

401(K) PLAN
___________

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement. Contributions reflected as expense under this plan in 2005 and 2004 were:


                                                   2005           2004
                                                   ____           ____
Matching contribution to savings plan         $ 99,198      $100,922
Contribution to profit sharing plan            300,983       288,176
                                              ________      ________
    Total Expense                             $400,181      $389,098
                                              ========      ========



     Of the $400,181 total expenses during 2005, $46,474 was credited among the individual accounts of the 3 most highly compensated executive officers of the bank. Of the $46,474, Mr. Bazewicz was credited with $20,674, Mr. Saracino with $13,380, and Mr. Bodle with $12,420. Messrs. Bazewicz and Saracino have been members of the plan for 20 years, and Mr. Bodle for 19 years. Mr. Prosseda has not completed one year of service and is not eligible for participation as of December 31, 2005.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
_____________________________________

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 2 of the bank's executive officers, Mr. Bazewicz and Mr. Saracino. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th birthday and the termination of employment in the amounts indicated below.

     The salary continuation agreement allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement. The established retirement benefit under the salary continuation plan for Messrs. Bazewicz and Saracino will be $3,750 per month and $2,333 per month, respectively, and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. Generally, no benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.



Page 18                   First Keystone Corporation

     Mr. Bodle , also covered by the SERP, elected to retire as of year end 2005 before attaining the age of 60. The Corporation agreed to modify his plan and pay, in 240 guaranteed consecutive monthly payments, the accrual as of year end 2005. Mr. Bodle's payments commenced on the month following his retirement and the established benefit was $1,529.00 per month.

OTHER EXECUTIVE BENEFITS
________________________

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Board Compensation Committee Report beginning on page 19. The corporation also maintains a bonus program for employees and for senior management, which is also described in the Board Compensation Committee Report beginning on page 19.

     In 2005, the bank expensed $179,328 for the accrual of the salary continuation plan for the three executive officers and one retired executive officer.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS
__________________________________________________

     Other than described below, there have been no material transactions between the corporation or the bank, nor any material transactions proposed, with any director or executive officer of the corporation or the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Director Bull and his son, Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $41,022.00 to the law firm during 2005. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 2005, to the corporation's and the bank's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $4,005,111, or approximately 7.49% the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2005 to officers and directors of the corporation and the bank, and their affiliates as a group was $4,123,998. The aggregate amount of outstanding indebtedness as of the latest practicable date, March 1, 2006, to the above described group was $3,932,536.


               BOARD COMPENSATION COMMITTEE REPORT
                    ON EXECUTIVE COMPENSATION

     The basic mission of the corporation's executive compensation policy is to provide executives of First Keystone Corporation's subsidiary, The First National Bank of Berwick, with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. The Board of Directors serves as the Compensation Committee for the bank and develops the bank's and the corporation's executive compensation policy, with guidance from the Human Resources Committee. The three components of the total compensation package are:



                          Proxy Statement               Page 19

                    * Base salary
                    * Cash bonuses
                    * Long-term incentives

BASE SALARY
___________

     The Board of Directors determines compensation for executive officers of The First National Bank of Berwick with guidance from the Human Resources Committee. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history. For the base salary paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. No particular weight is assigned to any of the foregoing individual performance factors. The executive compensation established by the Board of Directors is based on its overall subjective assessment of the value of the services provided by each executive officer with consideration to the performance factors discussed in this paragraph and peer group compensation information.

     The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in this proxy statement. The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. This group of Pennsylvania banking organizations bears no direct relationship to those banking organizations represented in the performance graph.

     The Board of Directors established Mr. Bazewicz's base salary, not including director fees, at $179,775 in 2005 and increased his salary to $186,000 effective January 1, 2006. This placed Mr. Bazewicz's base compensation slightly above the median for chief executive officers of comparable bank holding companies, as reflected in the peer group compensation data reviewed by the Board of Directors. This salary has been deemed by the Board of Directors to be commensurate with the performance by First Keystone Corporation over the past year including 2005, as measured by return on assets (ROA) and return on equity (ROE).

CASH BONUSES
____________

     The cash bonuses serve as short term incentives that align executive pay with the annual performance of the corporation. The regular employee bonus program was for all employees, including executives. The employee bonus program was based solely on the corporation's return on equity for the year and 5.0% of compensation was paid in 2004 and the previous four years. As of January 1, 2005, the 5% bonus was eliminated and 5%was added to each employee's salary. The remaining bonus plan is a senior management bonus which provides further short term incentive for senior executives of the corporation. This bonus is earned through the achievement of overall annual earnings objectives. The bonus programs help to align management's interests with those of the shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management. No senior management bonuses were paid in either 2005 or 2004.



Page 20                   First Keystone Corporation

LONG-TERM INCENTIVES: STOCK OPTIONS
___________________________________

     The Board of Directors believes that stock option awards under the corporation's 1998 Stock Incentive Plan provide a vehicle for long term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long term shareholder value. Under the Stock Incentive Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to the awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issuance and expire ten years from the date of the grant. The total number of shares that may be issued under the plan is 157,500.


                        BOARD OF DIRECTORS

                Robert E. Bull, Chairman
                Robert J. Wise, Vice Chairman
                J. Gerald Bazewicz, President
                John L. Coates, Secretary
                John E. Arndt
                Budd L. Beyer
                Don E. Bower
                Dudley P. Cooley
                Frederick E. Crispin, Jr.
                Jerome F. Fabian


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
___________________________________________________________

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation, as outlined above under "Base Salary".



                          Proxy Statement               Page 21

PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the corporation's common stock during the period December 31, 2000, through and including December 31,
2005, with

 *    the cumulative total return on the SNL Securities
      Corporate Performance Index <F1> for banks with less than $500 million in total assets in the Middle Atlantic area
      <F2>, and
 * the cumulative total return for all United States stocks traded on the NASDAQ Stock Market.

     The comparison assumes $100 was invested on December 31, 2000, in the corporation's common stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

(Performance Graph omitted)

(The following is a description of the performance graph in tabular format)

                    FIRST KEYSTONE CORPORATION
                     Total Return Performance


                                                Period Ending
                                         ______________________________
                                     12/31/00      12/31/01   12/31/02
                                     ________      ________   ________
First Keystone Corporation                 100.00       129.24          184.54
NASDAQ - Total US                          100.00        79.18           54.44
SNL <$500M Bank Index                      100.00       138.33          177.16


                                               Period Ending
                                         ______________________________
                                     12/31/03     12/31/04   12/31/05
                                     ________     ________   ________
First Keystone Corporation                 266.15       258.87          240.49
NASDAQ - Total US                           82.09        89.59           91.54
SNL <$500M Bank Index                      258.59       298.49          316.04
__________________

<F1>
SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

<F2>
The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey, New York, the District of
Columbia and Puerto Rico.




Page 22                   First Keystone Corporation

        PRINCIPAL OFFICERS OF THE BANK AND THE CORPORATION

     The following table presents selected information as of March 7, 2006, about the executive officers of the bank and corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:



                                 Age as of            Office and Position
     Name                     March 7, 2006              with the Bank
     ____                     _____________           ___________________
Robert E. Bull                83                    Chairman of the Board

Robert J. Wise                76                    Vice Chairman
                                                     of the Board

J. Gerald Bazewicz            57                    President and CEO

John L. Coates                69                    Secretary

David R. Saracino             61                    Vice President,
                                                    Cashier and
                                                    Assistant Secretary

Leslie W. Bodle               58                    Vice President and
                                                    Trust Officer
                                                    (retired as of
                                                    12/31/05)

Matthew P. Prosseda           44                    Executive Vice
                                                    President



                                 Age as of            Office and Position
     Name                     March 7, 2006            with the Corporation
     ____                     _____________           ___________________
Robert E. Bull                83                    Chairman of the Board

Robert J. Wise                76                    Vice Chairman
                                                    of the Board

J. Gerald Bazewicz            57                    President and CEO

John L. Coates                69                    Secretary

David R. Saracino             61                    Treasurer and
                                                    Assistant Secretary

Leslie W. Bodle               58                        -----

Matthew P. Prosseda           44                        -----



                        LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party to, or which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.



                          Proxy Statement               Page 23

       PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18705, as the corporation's independent auditors for its 2006 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2005 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2006 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2006 fiscal year.

     The Board of Directors recommends that the shareholders vote
FOR the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2006.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders who own more than 10% of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that the only Section 16(a) filing requirements that were not compiled within a timely fashion during 2005 are three Form 4's for the following executive officers that should have been filed after the grant of stock options in September 2005: J. Gerald Bazewicz, David R. Saracino, and Matthew P. Prosseda. All of the stock option grants have been filed on Form 5's for each of the respective executive officers.


                          ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 2005, is enclosed with this Proxy Statement. Additional copies of the Annual Report may be obtained by contacting J. Gerald Bazewicz, President, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671. We furnish the Annual Report to shareholders for their information. It is not incorporated in this Proxy Statement.



Page 24                   First Keystone Corporation

                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on the matters as they determine to be in the best interest of the corporation.


               ELECTRONIC ACCESS TO PROXY MATERIALS
                     AND FINANCIAL STATEMENTS

     The corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934 and must file periodic financial reports, proxy statements and other information with the SEC. You may obtain these documents, including the corporation's report on Form 10K for its fiscal year ended December 31, 2005, which contains the corporation's audited financial statements, at the SEC's web site at http://www.sec.gov. You may also obtain a copy of the corporation's report on Form 10K for its fiscal year ended December 31, 2005, without charge, by submitting a written request to David R. Saracino, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.



                          Proxy Statement               Page 25

                    FIRST KEYSTONE CORPORATION

                              PROXY

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2006
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints and William Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 18, 2006, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof as follows:

1.  PROPOSAL #1:  ELECTION OF CLASS A DIRECTORS TO SERVE FOR A
    THREE-YEAR TERM

       BUDD L. BEYER                    JEROME F. FABIAN
       FREDERICK E CRISPIN, JR.         ROBERT J. WISE

[  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY to
      above (except as marked            vote for all nominees
      to the contrary below)             listed above


     (INSTRUCTION:  IF YOU WISH TO WITHHOLD THE PROXIES'
     AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR
     DIRECTOR LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE
     SPACE PROVIDED BELOW.)

       ____________________________________________________


2.   PROPOSAL #2:  PROPOSAL TO RATIFY THE SELECTION OF J. H.
     WILLIAMS & CO., LLP  AS THE INDEPENDENT AUDITORS FOR THE
     CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2006.

[  ] FOR                [  ] AGAINST                [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
     MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
     ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                              Dated: _______________, 2006

                              ____________________________

                              ____________________________

                              ____________________________
                              Signature(s)          (Seal)


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.